UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 24, 2015

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 24, 2015, the Board of Directors (the “Board”) of TCF Financial Corporation (“TCF” or the “Company”) approved certain changes related to executives of the Company, including changes affecting named executive officers of the Company, all of which will be effective January 1, 2016.

Thomas F. Jasper, age 46, currently Executive Vice President, Vice Chairman and a Director of the Company, will be elected to the position of Chief Operating Officer, relinquishing the title of Executive Vice President. In his new role, Mr. Jasper will be responsible for Finance, Operations, Corporate Development, Legal, Human Resources, Talent Management and Investor Relations. Mr. Jasper’s business experience is incorporated by reference to his biography appearing on page 6 of the Company’s definitive proxy statement dated March 11, 2015.

Michael S. Jones, age 47, currently Executive Vice President and Chief Financial Officer, will relinquish the role of Chief Financial Officer on January 1, 2016, and broaden his responsibilities in the organization to cover consumer banking, retail lending, and Gateway One Lending & Finance. The business experience of Mr. Jones is incorporated by reference to his biography appearing on page 22 of the Company’s definitive proxy statement dated March 11, 2015.

Brian W. Maass, age 42, currently Treasurer and Chief Investment Officer of the Company and Executive Vice President of TCF National Bank, has been elected Chief Financial Officer of the Company, effective January 1, 2016. Prior to joining TCF as Treasurer in November 2012, Mr. Maass held several accounting and finance leadership roles with Wells Fargo & Company, a large diversified financial services company, from 2000 to 2012, last serving as senior vice president in corporate treasury since 2005.

Each of the above is eligible to receive the awards and benefits made available to named executive officers of the Company, as described under the heading “Compensation Discussion and Analysis - Primary Elements of Compensation” in the 2015 Proxy.

In addition, William S. Henak, currently Chief Executive Officer of TCF Equipment Finance, has been elected Executive Vice President of the Company, effective January 1, 2016. Mr. Henak will have responsibility for Wholesale Banking, including Commercial Banking, Equipment Finance, Inventory Finance and Winthrop Resources.

A copy of the press release issued by the Company on November 24, 2015 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.        Description

99.1            Press Release dated November 24, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated: November 24, 2015